UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2013

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in
its charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 456-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On September 17, 2013, Haynes International, Inc. (the “Company”) entered into Amendment No. 1 to Third Amended and Restated Loan and Security Agreement (the “Amendment”) which amended that certain Third Amended and Restated Loan and Security Agreement, dated July 14, 2011 (the “ Credit Agreement”), by and among the Company, Haynes Wire Company, the Lenders (as defined in the Credit Agreement), JPMorgan Chase Bank, N.A., as documentation agent, and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Central), as the agent for the Lenders.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Among other items, the Amendment (a) provides for monthly (rather than weekly) delivery of a Borrowing Base Certificate so long as the Excess Availability is more than 15% of the Maximum Credit and no Default or Event of Default exists, (b) allows the Company to pay quarterly dividends in respect of its fiscal quarters ending on each of December 31, March 31, June 30 and September 30 of each year without regard to the Fixed Charge Coverage Ratio requirement set forth in the Credit Agreement, so long as the aggregate total of such dividend payments does not exceed $20,000,000 in any fiscal year, and (c) effective as of December 1, 2012, permits the Company, upon the vesting of shares of restricted stock held by employees and non-employee directors, to repurchase a number of shares having a value equal to the amount of the tax associated with the vesting of such stock.

The foregoing description of the Amendment does not purport to be a complete statement of the parties’ rights under the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.                                        Financial Statement and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(d)                                 Exhibits

10.1                        Amendment No. 1 to Third Amended and Restated Loan and Security Agreement by and among, Haynes International, Inc., Haynes Wire Company, JPMorgan Chase Bank, N.A., the lenders party thereto, and Wells Fargo Capital Finance, LLC, dated September 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: September 20, 2013	By:	/s/ Janice C. Wilken
Janice C. Wilken
Vice President—General Counsel

Exhibit Index

Exhibit No.	Description

10.1

Amendment No. 1 to Third Amended and Restated Loan and Security Agreement, by and among Haynes International, Inc., Haynes Wire Company, JPMorgan Chase Bank, N.A., the lenders party thereto, and Wells Fargo Capital Finance, LLC, dated September 17, 2013.